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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
QUIDEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

April 14, 2003

Dear Quidel Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, May 21, 2003, at 10:30 a.m., at the Del Mar Marriott Hotel, 11966 El Camino Real, San Diego, California 92130. At this meeting, you will be asked to consider and vote upon the election of six nominees to the Board of Directors, and such other matters as may properly come before the meeting.

        Enclosed are the Notice of the Annual Meeting, the Proxy Statement and form of proxy, and a copy of Quidel's Annual Report to Stockholders.

        You are urged to vote on, date, sign and return the enclosed proxy in the enclosed prepaid envelope addressed to American Stock Transfer & Trust Company, our agent, to ensure that your shares will be represented at the meeting. Prompt response is helpful, and your cooperation will be appreciated. Your shares cannot be voted unless you sign, date and timely return the enclosed proxy or attend the Annual Meeting in person.

        The Board of Directors and the officers of Quidel look forward to seeing you at the meeting.

Sincerely yours,

S. Wayne Kay
President and Chief Executive Officer

QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 21, 2003

Dear Quidel Stockholder:

        The Annual Meeting of Stockholders of Quidel Corporation will be held on Wednesday, May 21, 2003, at 10:30 a.m., at the Del Mar Marriott Hotel, located at 11966 El Camino Real, San Diego, California 92130, for the following purposes:

          1.    To elect six directors to the Board of Directors to serve for the ensuing year and until their successors are elected;

          2.    To transact such other business as may properly be presented at the meeting or any adjournments or postponements of the meeting.

        Only stockholders of record at the close of business on March 26, 2003 are entitled to receive notice of and to vote at the meeting and any adjournment of the meeting.

        The Board of Directors of Quidel Corporation unanimously recommends that the stockholders vote FOR the six nominees for the Board of Directors named in the accompanying Proxy Statement.

        All stockholders are cordially invited to attend the meeting. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. If you attend the meeting and wish to do so, you may vote your shares in person even if you have signed and returned your proxy card.

By Order of the Board of Directors,
S. Wayne Kay President and Chief Executive Officer

San Diego, California
April 14, 2003

QUIDEL CORPORATION
10165 McKellar Court
San Diego, California 92121
(858) 552-1100

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders to be held on Wednesday, May 21, 2003, and at any and all adjournments and postponements of the meeting. This Proxy Statement and the accompanying form of proxy is being mailed to stockholders on or about April 14, 2003. Proxies allow properly designated individuals to vote on your behalf at the meeting.

        The expense of this solicitation will be paid by Quidel. In addition to solicitation by mail, proxies may be solicited in person or by telephone or facsimile by personnel of Quidel who will not receive any additional compensation for such solicitations. Quidel has retained InvestorCom, Inc., a professional soliciting organization, to aid in the solicitation of proxies to be voted at the Annual Meeting at an estimated cost of $5,000 plus out-of-pocket expenses. Quidel will also pay brokers or other persons holding stock in their name or the names of their nominees for the expenses of forwarding soliciting material to their principals.

VOTING

        The close of business on March 26, 2003 has been fixed as the record date (the "Record Date") for determining which stockholders are entitled to notice of and to vote at the meeting. On the Record Date, 28,911,776 shares of Quidel's voting common stock were outstanding. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the meeting. A quorum is required to transact business at the meeting. The holders of a majority of the outstanding shares of common stock on the Record Date and entitled to be voted at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting and any adjournments and postponements of the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected. For proposals other than the election of directors, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

        Unless otherwise designated, each proxy will be voted FOR the six nominees for election as directors named below. The six nominees receiving the highest number of votes at the meeting will be elected. Where a stockholder has appropriately directed how his or her proxy is to be voted, it will be voted according to the stockholder's directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the meeting by submitting a written notice of revocation to the Secretary of Quidel or by filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the meeting and elects to vote in person the shares represented by the proxy. Attendance at the meeting will not by itself revoke a proxy.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

        Quidel's directors are to be elected at each Annual Meeting of Stockholders. At the meeting, six directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes (up to six directors) at the meeting, will be elected. The Board of Directors of Quidel recommends that the stockholders vote FOR the six nominees named below for the Board of Directors.

        The nominees for election as directors at the meeting set forth in the table below are all incumbent directors. The Board of Directors currently intends to appoint André de Bruin to continue as the Chairman of the Board provided that he is reelected. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR the nominee. If any of the nominees for director should before the meeting become unable to serve if elected, it is intended that shares represented by proxies will be voted for such substitute nominees, if any, as may be recommended by Quidel's existing Board of Directors, unless other directions are given in the proxies.

Name of Nominee(1)	Age	Principal Occupation	Director Since
André de Bruin	56	Executive Chairman of the Board, Quidel Corporation	1997
Thomas A. Glaze	56	Vice Chairman of the Board, Metabolex, Inc.	1979
S. Wayne Kay	52	President and Chief Executive Officer, Quidel Corporation	2001
Mary Lake Polan, M.D., Ph.D, M.P.H.	59	Professor and Chair, Department of Gynecology and Obstetrics, Stanford University School of Medicine	1993
Mark A. Pulido	50	Retired	2002
Faye Wattleton	59	President, Center for Gender Equality	1994

(1)
Margaret G. McGlynn, R.Ph., who has been a member of the Board of Directors since 1996, has notified the Company that for personal reasons she desires to retire from the Board. Also, Richard C.E. Morgan, who had been a member of the Board of Directors since 1990, retired from the Board of Directors effective June 17, 2002.

Biographical Information

        ANDRÉ de BRUIN was appointed Executive Chairman of the Board of Directors of Quidel on August 8, 2001. Prior to August 8, 2001 Mr. de Bruin served as Vice Chairman of the Board since June 23, 1997 and as Chief Executive Officer since June 9, 1998. Mr. de Bruin also served as President of Quidel from June 9, 1998 until January 1, 2001. Mr. de Bruin was a part-time employee of Quidel from June 23, 1997 until June 9, 1998. Prior to joining Quidel, Mr. de Bruin was President and Chief Executive Officer of Somatogen, Inc., a publicly-held biopharmaceutical company, since July 1994. He was elected Chairman of the Board of Somatogen in January 1996. Baxter International, Inc. acquired Somatogen in May 1998. Prior to joining Somatogen, Mr. de Bruin was Chairman, President and Chief Executive Officer of Boehringer Mannheim Corporation, a U.S. subsidiary of Corange Ltd., a private, global health care corporation, subsequently acquired by Hoffmann-La Roche. Mr. de Bruin serves as the Chairman of the Board of Directors of Diametrics Medical, Inc., a public company that manufactures and markets proprietary critical care blood and tissue analysis systems. Mr. de Bruin is also a member of the Board of Directors of the following: Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases; Molecular Staging, Inc., a company engaged in the research and development of genomic and proteomic technology for life sciences markets; and Great Smokies Diagnostic Laboratories. He also serves as an advisor to Ferrer Freeman and Thompson, a healthcare investment firm in Greenwich, Connecticut. He has been involved in the global healthcare industry for more than 30 years in pharmaceuticals, devices and diagnostics.

        THOMAS A. GLAZE, a co-founder of Quidel, has been a director since April 1979 and was appointed Chairman of the Board in December 1980, a position he held until April 1992. Mr. Glaze served as President of Monoclonal Antibodies, Inc., the predecessor of the Company, from April 1979 to April 1988 and Chief Executive Officer from April 1988 to January 1991. Mr. Glaze is currently Vice Chairman of the Board of Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases, and a director of Fluitek Corporation, a distributor of industrial fluid filter elements.

        S. WAYNE KAY was elected to the Board of Directors of Quidel on May 23, 2001 and became Quidel's Chief Executive Officer on August 8, 2001. Mr. Kay has also served as President and Chief Operating Officer of Quidel since January 1, 2001. Prior to joining Quidel, Mr. Kay served as Senior Vice President of Neoforma.com since December 13, 1999. From 1994 to 1999, Mr. Kay served as President and Chief Executive Officer of the Health Industry Distributors Association. Mr. Kay served as President and Chief Executive Officer of Enzymatics, Inc. from 1989 to 1994. Additionally, Mr. Kay worked at SmithKline Beecham from 1973 through 1989, where he became the President of SmithKline Diagnostics.

        MARY LAKE POLAN, M.D., Ph.D., M.P.H. has served as the Chair of the Department of Gynecology and Obstetrics at Stanford University School of Medicine since 1990. She received her Bachelor of Science Degree from Connecticut College, a Ph.D. in Molecular Biophysics and Biochemistry, an M.D. from Yale University School of Medicine and her Masters in Public Health from the University of California, Berkeley. She remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. She was on the faculty at Yale University until 1990, when she joined Stanford University. She received a Masters of Public Health degree from the University of California, Berkeley in June 2001 and is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, her interests have been in the interaction between the immune and endocrine systems and the role of monokines in reproductive events. Dr. Polan also serves on the Board of Directors of Wyeth and ChromaVision Medical Systems, Inc., a medical diagnostics company. Dr. Polan previously served on the Board of Directors of Metra Biosystems, Inc., a publicly held diagnostics company, until it was acquired by Quidel in July 1999.

        MARK A. PULIDO was elected to the Board of Directors of Quidel on August 28, 2002. Mr. Pulido had a 25 year career in the healthcare industry which includes Fortune 50 experience. Prior to his retirement in June 2002, Mr. Pulido served as the Chairman of the Board of BenefitPoint, Inc., where he also served as the company's President and Chief Executive Officer. From May 1996 to July 1999, Mr. Pulido was President and Chief Executive Officer of McKesson Corporation. Previously,

Mr. Pulido served as President and Chief Executive Officer of Sandoz Pharmaceuticals Corporation (now Novartis) and Redline Healthcare Corporation during the period from January 1990 to April 1996. Mr. Pulido currently serves on the Board of Directors of Sunrise Medical, Inc. and previously served on the Board of Directors of the Charles Schwab Corporation, Imation Corporation and McKesson Corporation.

        FAYE WATTLETON has over 25 years of experience as a leader and administrator in the fields of women's health and reproductive rights. She is past president of the Planned Parenthood Federation of America. Since 1995, she has been President of the Center for Gender Equality, a research and education institution, and since 1985, President of Mefel Associates, a management consulting firm. She was inducted into the National Women's Hall of Fame in 1993. Ms. Wattleton received her Bachelor of Science Degree in nursing from Ohio State University and her Master of Science Degree from Columbia University in midwifery and maternal and infant health. She is the holder of 12 honorary doctorates. She presently serves on the Board of Directors of Empire Blue Cross and Blue Shield, Biotechnology General, and is a trustee of Columbia University.

Board of Directors Meetings and Committees

        The Board of Directors has a standing Audit Committee and Nominating and Compensation Committee. The Board of Directors held seven meetings during the year ended December 31, 2002. All directors attended 75 % or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served during the year ended December 31, 2002.

Audit Committee

        During the year ended December 31, 2002, the Audit Committee of the Board of Directors consisted of Mr. Glaze (Chairman), Ms. McGlynn and Ms. Wattleton. The Audit Committee met four times during the year. The Audit Committee recommends engagement of the independent public accountants and approves the services performed by the independent accountants. In addition, the Audit Committee reviews and evaluates Quidel's accounting principles and its system of internal accounting controls. None of the members of the Audit Committee are officers or employees of Quidel or any of its subsidiaries.

        Quidel's securities are listed on The Nasdaq National Market and are governed by the National Association of Securities Dealers' ("NASD") listing standards. During the past year, all of the Audit Committee members were "independent" under the independence standards for audit committee members, set forth in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS begins on page 16. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee.

Nominating and Compensation Committee

        During the year ended December 31, 2002, the Nominating and Compensation Committee consisted of Mr. Pulido and Dr. Polan. The Nominating and Compensation Committee reviews and approves Quidel's compensation policies. The Nominating and Compensation Committee met three times during the year. The Nominating and Compensation Committee will consider nominees for director recommended by stockholders of Quidel. For the Nominating and Compensation Committee to consider director nominations submitted by Quidel stockholders for election at an annual meeting, stockholders eligible to vote at Quidel's Annual Meeting must submit and Quidel's Secretary must receive the stockholders' nominations not less than 60 nor more than 90 days before the date of Quidel's annual meeting. If less than 60 days notice of the annual meeting is given to Quidel stockholders, then stockholder nominations for director must be received not more than 10 days after notice of the annual meeting is given. For more information on submitting nominations for directors, please see the section captioned "DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2004 ANNUAL MEETING" which begins on page 17. The REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION begins on page 14.

Director Compensation

        Directors who are not employees of Quidel receive an annual retainer of $12,000. In addition, non-employee directors receive a meeting fee of $1,500 per meeting. The chairman of each committee of the Board of Directors also receives an annual retainer of $1,000.

        Ms. Wattleton is currently serving as a consultant to Quidel. She received a total of $8,250 for consulting services rendered during the year ended December 31, 2002.

        Under Quidel's 1996 Non-Employee Directors Plan, each non-employee director was automatically granted a one-time option to purchase 40,000 shares of common stock (subject to a four-year quarterly vesting schedule) upon initial election or appointment to the Board of Directors. The 1996 Non-Employee Directors Plan was amended on November 1, 2000, to provide for the one-time grant of an option to purchase up to 20,000 shares of common stock (subject to a four-year quarterly vesting schedule) to each non-employee director serving on the Board of Directors on that date, except for George Dunbar who was previously a director. All such options were granted at exercise prices equal to the fair market value of the common stock on the date of grant. The 1996 Non-Employee Directors Plan was terminated in 2001 upon stockholder approval of the 2001 Equity Incentive Plan and no new options are being granted under the 1996 plan. However, options previously granted under the 1996 plan will continue to be governed by the 1996 plan until they either expire or are exercised. As of December 31, 2002, options to purchase 330,500 shares of common stock under the 1996 Non-Employee Directors Plan remained outstanding.

        Under the 2001 Equity Incentive Plan, each non-employee director automatically receives, upon becoming a non-employee director, a one-time grant of an option to purchase up to 40,000 shares of Quidel's common stock, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has remained a director for the entire period from the date of grant to such vesting date. In addition, each non-employee director also automatically receives an option to purchase up to 40,000 shares of common stock on the fourth, eighth, etc. anniversary of such director's initial appointment or election as a director, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date, provided however, that each non-employee director who was elected as a continuing director at Quidel's 2001 Annual Meeting of Stockholders received a one-time grant of an option to purchase up to 20,000 shares of common stock on the date of the 2001 Annual Meeting and is not eligible to receive an additional option to purchase up to 40,000 shares of common stock until the fourth, eighth, etc. anniversary of the date of the 2001 Annual Meeting of Stockholders, in each case if the non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date. All of the foregoing automatic grants of "non-employee director options" under the 2001 Equity Incentive Plan have an exercise price equal to the fair market value of Quidel's common stock on the date of grant, have a term of 10 years and vested options cease to be exercisable on the date that is 365 days after a non-employee director ceases to be a director of Quidel. In addition to the foregoing automatic awards of non-employee director options, each non-employee director is eligible to receive other awards under the 2001 Equity Incentive Plan, such as non-qualified stock options other than non-employee director options, at the discretion of the administrator of the plan. No such other awards have been granted as of April 12, 2003. As of December 31, 2002, options to purchase 1,320,273 shares of common stock under the 2001 Equity Incentive Plan were outstanding, of which options to purchase 119,000 shares of common stock were held by non-employee directors.

Vote Required and Board Recommendation

        The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

        The Board of Directors recommends that you vote in favor of each named nominee in Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of the Quidel's common stock beneficially owned as of March 26, 2003 by (i) those known to be the beneficial owners of more than five percent (5%) of the outstanding common stock, (ii) each of the present directors and nominees for director, (iii) each executive officer named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. On March 26, 2003 there were 28,911,776 shares of common stock outstanding.

	Beneficial Ownership of Common Stock(1)
Name	Number of Shares	Percent(2)
Beneficial Owners
Entities affiliated with LeRoy C. Kopp(3) 7701 France Avenue South, Suite 500 Edina, MN 55435	4,230,931	14.63%
Larry N. Feinberg(4) c/o Oracle Associates, LLC 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	2,719,011	9.40%
Jack W. Schuler(5) 28161 North Keith Drive Lake Forest, IL 60045	1,887,931	6.53%
T. Rowe Price Associates, Inc.(6) 100 E. Pratt Street Baltimore, MD 21202	1,815,000	6.28%
Directors and Nominees for Director
André de Bruin(7)	1,418,420	4.75%
Thomas A. Glaze(8)	242,440	*
S. Wayne Kay(9)	281,249	*
Margaret G. McGlynn, R.Ph.(10)	67,500	*
Mary Lake Polan, M.D., Ph.D., M.P.H.(11)	87,500	*
Mark A. Pulido	—	*
Faye Wattleton(12)	17,500	*
Named Executive Officers
William J. Elliott	—	—
Paul E. Landers(13)	57,499	*
Mark E. Paiz(14)	146,687	*
John D. Tamerius(15)	168,468	*
All directors and executive officers as a group (10 persons)(16)	2,497,157	8.01%

*
Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each executive officer and director has sole voting and investment power with respect to the shares indicated.

(2)
Shares of common stock subject to options exercisable on or within 60 days of the Record Date are deemed outstanding for computing the number of shares and the percentage ownership of the person holding such options, but are not deeming outstanding for computing the percentage of any other person.

(3)
Based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on January 17, 2003 by Kopp Investment Advisors, Inc., Kopp Holding Company and LeRoy C. Kopp, in which Mr. Kopp reported beneficial ownership of 4,230,931 shares of common stock. Mr. Kopp is the sole owner of Kopp Holding Company, and Kopp Holding Company is the sole owner of Kopp Investment Advisors, Inc. This Amendment No. 3 to Schedule 13G states that 4,010,931 of the shares are held in a fiduciary or representative capacity by Kopp Investment Advisors, Inc., an investment advisor registered under the Investment Advisors Act of 1940.

(4)
Based on Amendment No. 2 to Schedule 13G, as filed February 12, 2003, by Oracle Partners, L.P., Oracle Associates, LLC and Mr. Feinberg in which Mr. Feinberg reported the beneficial ownership of 2,719,011 shares of common stock with respect to which he has sole voting and dispositive power of 10,000 shares and shared voting and dispositive power of 2,709,011 shares.

(5)
Based on his Schedule 13D, filed October 23, 2000, in which Jack W. Schuler reported the beneficial ownership of 1,887,931 shares of common stock with respect to which he has sole voting and dispositive power of 1,773,306 shares and shared voting and dispositive power of 114,625 shares.

(6)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2003 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc., in which T. Rowe Price Associates, Inc. reported beneficial ownership of 1,815,000 shares of common stock with respect to which T. Rowe Price Associates, Inc. has sole voting power of 228,900 shares and sole dispositive power of 1,815,000 shares. T. Rowe Price Small-Cap Value Fund, Inc. reported sole voting power of 1,586,100 of such shares and no dispositive power.

(7)
Includes 1,418,420 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date. The amount listed above also includes 21,800 shares of common stock owned directly by Mr. de Bruin's spouse for which she has sole voting and dispositive power.

(8)
Includes 74,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(9)
Includes 281,249 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(10)
Includes 62,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(11)
Includes 3,000 shares of common stock held in trusts to benefit the children of Mary Lake Polan M.D., Ph.D., M.P.H. Dr. Polan has no authority to vote or dispose of these 3,000 shares and Dr. Polan disclaims beneficial ownership of these 3,000 shares, except to the extent of her pecuniary interest, if any. The amount listed also includes 66,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(12)
Includes 17,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(13)
Includes 57,499 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(14)
Includes 145,436 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(15)
Includes 143,468 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(16)
All directors, nominees for director and named executive officers as a group, including 2,497,157 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

With the exception of information relating to stock options issued by Quidel, all information with respect to beneficial ownership of the shares referred to in this section is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to Quidel by the beneficial owners.

EXECUTIVE COMPENSATION

        The following table sets forth the cash compensation paid or accrued by Quidel to (i) each person serving as Chief Executive Officer, and (ii) the other four most highly compensated executive officers who were serving as of December 31, 2002.

Compensation Awards
Annual Compensation
Name and Principal Positions	Fiscal Year Ended				All Other Compensation ($)(2)
		Salary($)(1)	Bonus ($)	Options(#)
S. Wayne Kay(3) President and Chief Executive Officer	12/31/02 12/31/01 12/31/00	395,681 344,231 —	— — —	50,000 500,000 —	84,810 209,346 —
William J. Elliott(4)	12/31/02 12/31/01 12/31/00	148,077 — —	50,000 — —	300,000 — —	20,745 — —
Paul E. Landers(5) Senior Vice President Finance and Administration, Chief Financial Officer and Secretary	12/31/02 12/31/01 12/31/00	203,308 64,615 —	— — —	5,000 150,000 —	44,462 12,374 —
Mark E. Paiz(6) Senior Vice President, Technology and Business Development	12/31/02 12/31/01 12/31/00	203,568 197,376 188,750	— 7,500 —	10,000 25,000 25,000	2,730 2,585 71,250
John D. Tamerius Vice President Research and Development Layered Thin Film	12/31/02 12/31/01 12/31/00	201,184 193,503 185,452	— — —	10,000 12,000 12,500	4,571 4,278 54,353

(1)
The amounts shown include cash compensation the executive officers earned and received, or deferred pursuant to Quidel's 401(k) Plan. Quidel began making contributions to executive officers' accounts under the 401(k) Plan in July 1999.

(2)
During the year ended December 31, 2002, Quidel made contributions under the 401(k) Plan for Mr. Kay, Mr. Elliott, Mr. Landers, Mr. Paiz and Dr. Tamerius of $3,000, $1,587, $2,750, $2,545, and $2,750, respectively. The Company also funded a group term life insurance plan in excess of $50,000. Amounts added to compensation related to this life insurance plan for Mr. Kay, Mr. Elliott, Mr. Landers, Mr. Paiz and Dr. Tamerius were $956, $334, $796, $185 and $1,821, respectively.

(3)
Mr. Kay joined Quidel as President and Chief Operating Officer on January 1, 2001. Quidel paid the costs of Mr. Kay's relocation to the San Diego area. A portion of the relocation assistance was taxable and Quidel "grossed-up" the taxable amounts based on the applicable federal and state tax rates. The total compensation relating to Mr. Kay's relocation amounted to $129,111. In January 2001, Quidel loaned Mr. Kay $200,000 at an interest rate of 4.77% to assist with his relocation to the San Diego area. One quarter of the principal and interest owing on Mr. Kay's loan will be, pursuant to the terms of the loan, forgiven each December 31 over a four year period, provided Mr. Kay is an employee of Quidel on that date. As of December 31, 2002 and 2001, $80,854 and $76,864 were included in Mr. Kay's compensation, respectively. This represents one quarter of the loan forgiveness in each period which was "grossed up" to include applicable federal and state taxes.

(4)
Mr. Elliott joined Quidel as Executive Vice President Global Communications and Business Development in June 2002. If Mr. Elliott had been employed by Quidel for the entire 2002 fiscal year, Mr. Elliott's salary would have been $275,000. In connection with Mr. Elliott's initial employment, Mr. Elliott received a signing bonus of $50,000 and $18,824 for relocation expenses. Mr. Elliott resigned from Quidel on March 24, 2003.

(5)
Mr. Landers is Senior Vice President Finance and Administration, Chief Financial Officer and Secretary of Quidel. In connection with Mr. Landers' initial employment in September 2001, Mr. Landers received $40,916 and $11,538 for relocation expenses in 2002 and 2001, respectively.

(6)
Mr. Paiz is Senior Vice President, Technology and Business Development. Mr. Paiz was previously promoted to Senior Vice President, Product Development and Supply Operations in August 1999 and was granted an additional 50,000 stock options. In January 2000, the Company loaned Mr. Paiz $172,544 at an interest rate of 7% to assist with his relocation to the San Diego area. Mr. Paiz repaid his obligation in full in April 2000. Previously, Mr. Paiz was appointed Vice President, Operations in June 1998, and he received a signing bonus of $6,000.

Option Grants During the Year Ended December 31, 2002

        The following table summarizes options granted to the following executive officers during the year ended December 31, 2002, and the value of the options held by these officers at December 31, 2002. Quidel has not granted Stock Appreciation Rights.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#/Sh)(1)	% of Total Options Granted During the Year Ended December 31, 2001(2)	Exercise or Base Price ($/Sh)(3)	Expiration Date(4)	Grant Date Present Value($)(5)
S. Wayne Kay	50,000	4.9%	5.70	2/22/12	285,000
William J. Elliott	300,000	29.3%	6.20	6/17/12	1,860,000
Paul E. Landers	5,000	0.5%	5.70	2/22/12	28,500
Mark E. Paiz	10,000	1.0%	5.70	2/22/12	57,000
John D. Tamerius	10,000	1.0%	5.70	2/22/12	57,000

(1)
All options granted in the year ended December 31, 2002 vest over a four-year period commencing on the date of grant. The exercise price of the above options is equal to the fair market value of the common stock on the date of grant.

(2)
Options representing a total of 1,022,246 shares of common stock were granted during the year ended December 31, 2002.

(3)
The exercise price on the date of grant was equal to 100% of the fair market value.

(4)
The options have a term of ten years, subject to earlier termination related to the termination of employment.

(5)
The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants during the year ended December 31, 2002: risk free interest rate of 3.8%, expected option life of 6.1 years, expected volatility of .85 and a dividend rate of zero. Option valuation using a Black-Scholes-based option pricing model generates a theoretical value based upon certain factors and assumptions. Therefore, the value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions and continued service with Quidel, since options remain exercisable for only a limited period following retirement, death or disability. The values reflected in this table or any other value may not be achieved.

Aggregated Option Exercises for the Year Ended December 31, 2002 and Option Values at December 31, 2002

        The following table sets forth information for the following executive officers regarding the exercise of stock options in fiscal 2002 and the number of stock options exercisable and unexercisable at the end of fiscal 2002.

			Number of Securities Underlying Unexercised Options at December 31, 2002(#)
					Value of Unexercised In-the-Money Options at December 31, 2002($) (2)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable(1)	Unexercisable	Exercisable	Unexercisable
S. Wayne Kay	—	—	203,124	346,876	—	—
William J. Elliott	—	—	—	300,000	—	—
Paul E. Landers	—	—	46,875	108,125	—	—
Mark E. Paiz	—	—	124,250	55,563	41,536	15,590
John D. Tamerius	—	—	160,562	23,938	38,005	3,025

(1)
Future exercisability is subject to a number of factors, including the optionee remaining employed by Quidel.

(2)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2002 ($3.46 per share), less the exercise price.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        S. Wayne Kay joined Quidel on January 2001 as President and Chief Operating Officer. He became a member of Quidel's Board of Directors on May 23, 2001 and was promoted to President and Chief Executive Officer on August 8, 2001. Upon the commencement of his employment, Mr. Kay entered into a written employment agreement with Quidel which was amended on August 10, 2001 to reflect his promotion to Chief Executive Officer. His minimum base salary is $400,000 per annum, subject to adjustment upward by the Board of Directors, plus a bonus to be determined annually by the Board based upon attainment of goals set by the Board, up to a maximum of 35% of Mr. Kay's base salary. At the time of commencement of Mr. Kay's employment, Quidel also provided to Mr. Kay a forgivable loan in the amount of $200,000 to assist in the purchase of a new home. The loan documents provide that the loan will be forgiven over a four year period, with 25% of the loan amount, plus applicable interest as well as a gross up amount for applicable federal and state taxes, to be forgiven on each anniversary of Mr. Kay's employment date; provided, that, if Mr. Kay's employment is terminated prior to full forgiveness of the loan, Mr. Kay will be required to repay the remaining portion of the loan, including interest, within 30 days following the termination of his employment.

        Under the employment agreement, as amended, Mr. Kay is an "at-will" employee, which means that either Mr. Kay or Quidel may terminate Mr. Kay's employment with Quidel at any time. However, and except in the context of a change in control, if Mr. Kay's employment with Quidel is terminated without cause or he terminates his employment for good reason (as such terms are defined in his employment agreement), he is entitled to a severance payment equal to twelve (12) months of his then base salary, a pro-rated portion of his bonus, payment of insurance premiums for a period of twelve (12) months following termination, and forgiveness of all principal and interest then outstanding on the home loan. In addition, Quidel's Board of Directors is required to consider whether vesting of Mr. Kay's stock options will be accelerated. Amounts payable to Mr. Kay upon a change in control of the Company are generally governed by his Change in Control Agreement, effective as of February 27, 2003, which is described below.

        André de Bruin served as Quidel's Chief Executive Officer from June 9, 1998 until he was appointed Executive Chairman of Quidel's Board of Directors on August 8, 2001. Mr. de Bruin's employment agreement with Quidel was amended on August 13, 2001 to reflect the revised scope of Mr. de Bruin's responsibility. Mr. de Bruin's employment agreement, as amended, provided for a base salary from August 13, 2001 until the 6 month anniversary of the amendment date of $16,667 per month, during which time Mr. De Bruin was required to make himself available to work an aggregate of 520 hours for Quidel. From the six month anniversary of the amendment date until termination of the employment agreement, Mr. de Bruin received a base salary of $8,344 per month, and from the six month anniversary of the amendment date until the first anniversary of the amendment date, Mr. de Bruin was required to make himself available to work an aggregate of 260 hours for Quidel. After the first anniversary of the amendment date, Mr. de Bruin is required to make himself available to work for Quidel an average of 10 hours per week. Mr. de Bruin was also entitled to receive 75% of the bonus for calendar year 2001 which Mr. de Bruin would have been entitled to receive if he had remained Quidel's Chief Executive Officer for the entire 2001 year, as well as an Office/Administrative allowance of $1,000 per month. The Compensation Committee of Quidel's Board of Directors has the sole discretion to determine whether Mr. de Bruin will be eligible to participate in management bonus programs for periods after December 31, 2001. Mr. de Bruin's employment agreement may be terminated by either Mr. de Bruin or Quidel upon at least three (3) months advance written notice, unless termination is for cause (as such term is defined in Mr. de Bruin's employment agreement, as amended), in which case Mr. de Bruin's employment may be terminated immediately; provided, however, that neither Quidel nor Mr. de Bruin were entitled to terminate the amended employment agreement prior to the first anniversary of the amendment date, except for cause. In addition, Mr. de Bruin's stock option agreements with Quidel provide that upon a "change in control" of Quidel, all options automatically vest and become exercisable immediately prior to such change in control.

        Each of Mr. Kay, Mr. Landers and Mr. Paiz entered into a Change in Control Agreement with the Company which provides for the payment of severance benefits in the event of termination of his employment in connection with a change in control of the Company. The severance benefits are payable to Mr. Kay, Mr. Landers and/or Mr. Paiz if his respective employment with the Company is terminated within 30 days prior to or three years following a change in control, unless terminated for cause or the termination is the result of a voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

        The severance benefits under the Change in Control Agreements generally consist of a lump sum cash payment equal to two (2) times the sum of (i) such executive's highest annual salary rate within the three (3) year period ending on the date of termination plus (ii) an amount equal to the annualized average of all bonuses and incentive compensation payments paid to the executive during the two (2) year period immediately before the date of termination. In addition, the Change in Control agreements provide for: payment of $25,000 to help pay defray the legal fees, tax and accounting fees and other costs associated with transitional matters; continued coverage for two (2) years under the Company's group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case the Company's coverage will be terminated or reduced as applicable; and immediate vesting and exercisability of any and all unvested stock options of the executive. Mr. Kay's Change in Control Agreement also provides that the forgivable loan in the amount of $200,000 provided to Mr. Kay to assist with his relocation to the San Diego area will be forgiven upon a change in control. The Change in Control Agreements for Mr. Kay and Mr. Landers were effective as of February 27, 2003, and for Mr. Paiz as of April 13, 2003.

INDEPENDENT AUDITORS

Independent Auditors for 2002

        On April 4, 2002, our Board of Directors, upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as our independent auditors and selected the firm of Ernst & Young LLP as Quidel's independent auditors for the fiscal year ended December 31, 2002. Quidel expects a representative of Ernst & Young LLP to be present at the Annual Meeting who will be given an opportunity to make a statement if so desired and will be available to respond to any appropriate questions from stockholders.

        Ernst & Young LLP's report on the financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. In addition, during the two most recent fiscal years, there were no disagreements with Ernst & Young LLP or Arthur Andersen LLP, Quidel's prior independent public accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure. During these same periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation S-K. In addition, no consultations listed in Item 304(a)(2)(i)-(ii) occurred during these same periods.

Audit Fees

        The fees paid to Quidel's independent auditors, Ernst & Young LLP, for professional services rendered for audit and audit related fees was $266,977, of which $254,550 was for the audit of Quidel's 2002 financial statements and reviews of Quidel's financial statements included in Quidel's quarterly reports on Form 10-Q for 2002.

Financial Information Systems Design and Implementation

        Quidel's independent auditors have performed no services relating to the operation or supervising of Quidel's information system, managing Quidel's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information significant to Quidel's financial statements as a whole.

All Other Fees

        During the year ended December 31, 2002, Quidel paid to Ernst & Young LLP $428,251 for professional tax services, of which compliance and consulting fees were $183,450 and $244,801, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the directors and executive officers of Quidel and persons who own more than ten percent (10%) of Quidel's common stock are required to report their initial beneficial ownership of Quidel common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and The Nasdaq National Market. Specific due dates for these reports have been established, and Quidel is required to disclose in this Proxy Statement any late filings during the year ended December 31, 2002. To Quidel's knowledge, based solely upon its review of the copies of the reports required to be furnished to Quidel, all of the reports were timely filed with the following exceptions:

  •
  Mr. Morgan inadvertently failed to timely file three reports in connection with seven transactions.

  •
  Mr. Elliott inadvertently failed to timely file a Form 3 following his appointment as an executive officer to indicate that he did not own any securities of Quidel on the date of his appointment.

        Forms were subsequently filed with the Securities and Exchange Commission for these transactions.

        To assist Quidel's officers and directors with complying with their reporting responsibilities under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, Quidel has implemented a Section 16 compliance program.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors administers Quidel's executive compensation programs and approves salaries of all officers, including those of the executive officers named in the Summary Compensation Table. The Committee is responsible for reporting to the Board and administering all other elements of executive compensation, including annual incentive awards and stock options.

Philosophy

        The executive compensation program is structured to support the Company's mission, values and corporate strategies. The executive compensation program is designed to provide competitive levels of total compensation in order to attract, retain and motivate high-quality senior management by providing what the Company believes to be a competitive total compensation package based upon both individual and corporate performance. The executive compensation program is composed of three elements: (1) competitive base salaries which reflect individual performance, (2) annual incentive opportunities which are a function of individual and business performance payable in cash, and (3) long-term stock-based incentive opportunities pursuant to the Company's stock incentive plans which link the interests of senior management and the Company's stockholders. The mix of total compensation is designed to cause greater variability in the individual's absolute year-to-year compensation based upon the success of the Company and the individual's contribution to that success. The total compensation program focuses on both short-term and long-term results.

        The Compensation Committee does not currently anticipate that the compensation of any executive officer during fiscal 2002 will materially exceed the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Base Salary

        Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. The Compensation Committee reviews management recommendations for executives' salaries and examines survey data for executives with similar responsibilities in comparable companies in the medical and biotechnology industry. Individual salary determinations are based upon experience, sustained performance and comparison to peers inside and outside of Quidel.

Annual Incentive Awards

        Quidel maintains a senior management incentive compensation plan that is designed to reward senior management for their contributions to corporate and individual objectives. Under the plan, each participating officer is entitled to receive a cash bonus if certain corporate goals are met in a particular fiscal year.

        Each eligible employee's potential annual award under the plan is expressed as a percentage of the total base compensation earned by the individual during the fiscal year. For the year ended December 31, 2002, the percentages for the Chief Executive Officer were 40% for Mr. Kay and all participating Vice Presidents were set at 30%. These percentages could be increased in the event the maximum target levels are exceeded for corporate goals. For the year ended December 31, 2002, certain targeted corporate goals were not achieved and incentive compensation was not awarded.

Stock Options

        The Compensation Committee administers the Company's stock option plans and makes grants of stock options. The plans are designed to align the interests of management with those of the stockholders. The number of stock options granted is related to the recipient's base compensation and level of responsibility. All options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant and generally vest over a four-year period. The Compensation Committee, in its discretion, may grant additional options to individuals, including the Chief Executive Officer, for increases in level of responsibility and promotions, in recognition of sustained exceptional performance, or annually based upon Company and individual performance. The option grant will have value to the individual only if he or she continues in the Company's services during the vesting period and then only if the market price of the underlying shares of common stock appreciates over the option term.

Compensation of the Chief Executive Officer

        The Chief Executive Officer participates in the same executive compensation program provided to the other executive officers and senior management of the Company as described above. The Compensation Committee's approach to setting compensation for the Chief Executive Officer is to be competitive with comparable companies and to have a portion of total compensation depend on the achievement of performance criteria. Each year, the Board of Directors approves business goals to include financial measures, which are used to evaluate the Chief Executive Officer's performance for the year.

        Mr. Kay served as Chief Executive Officer for the year ended December 31, 2002. Total cash compensation paid to Mr. Kay for the year ended December 31, 2002 was $395,681 in base salary. Mr. Kay received no bonus for 2002. Specific accomplishments that were considered by the Board and occurred during 2002 are as follows: (1) business operations performance; (2) launch and availability of Urinquick™ Urine Chemistry Analyzer; (3) the global commercialization of the LTF QuickVue® Advance pH and Amines test and the; QuickVue® Advance G. vaginalis test and (4) governmental approval of QuickVue® Dipstick Strep A Test in Japan.

Compensation Committee
Mark A. Pulido (Chairman) Mary Lake Polan, M.D., Ph.D, M.P.H.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Mr. Pulido and Dr. Polan are not current or former officers or employees of Quidel, and neither Mr. Pulido nor Dr. Polan has engaged in any transaction which would be required to be disclosed in this Proxy Statement by Item 404 of Regulation S-K. None of the members of Quidel's Compensation Committee serves as an executive officer of an entity whose compensation committee includes executive officers of Quidel. None of the members of Quidel's Compensation Committee serves as an executive officer of an entity whose board of directors includes executive officers of Quidel.

REPORT OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

        The Audit Committee reviews Quidel's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Quidel's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed Quidel's financial statements for the year ended December 31, 2002 with Quidel's management. The Audit Committee discussed with Quidel's independent auditors the matters required to be discussed under SAS 61 (Communication with Audit Committees).

        The Audit Committee has received the written disclosures and the letter from Quidel's independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence from Quidel. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Quidel is compatible with the auditor's independence.

        Based upon the review and discussions outlined above, the Audit Committee recommended to Quidel's Board of Directors, and the Board has approved, that the audited financial statements be included in Quidel's Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee
Thomas A. Glaze, (Chairman) Margaret G. McGlynn, R. Ph., M.P.H. Faye Wattleton

STOCKHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Quidel's common stock with the cumulative total return of the Nasdaq Market Index—U.S. and the Nasdaq Pharmaceutical Index for the period beginning March 31, 1998 and ending December 31, 2002. The graph assumes an initial investment of $100 on March 31, 1998 in Quidel's common stock, the Nasdaq Market Index—U.S. and the Nasdaq Pharmaceutical Index and reinvestment of dividends. The stock price performance of Quidel's common stock depicted in the graph represents past performance only and is not necessarily indicative of future performance.

	Base Period 3/31/98	3/31/99	12/31/99	12/31/00	12/31/01	12/31/02
Quidel Corporation	100	65.98	226.82	165.99	253.71	114.45
Nasdaq Pharmaceutical Index	100	126.75	217.95	271.86	231.69	149.67
Nasdaq Market Index—U.S.	100	135.08	223.42	134.50	106.71	73.76

ANNUAL REPORT

        The 2002 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not incorporated into, and is not deemed to be a part of, this Proxy Statement.

        A copy of Quidel's Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be furnished without charge upon written request to the Investor Relations department at Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. In addition, you may call (858) 646-8031, or e-mail at ir@quidel.com.

DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR 2004 ANNUAL MEETING

        Any eligible stockholder of Quidel wishing to have a proposal considered for inclusion in next year's proxy statement and form of proxy must set forth such proposal in writing and file it with the Secretary of Quidel on or before December 13, 2003. The Board of Directors of Quidel will review new proposals from eligible stockholders which it receives by that date and will determine whether such proposals will be included in its 2004 proxy solicitation materials. A stockholder is currently eligible to present proposals if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2004 Annual Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

        The bylaws of Quidel provide that any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder's intent to make such nomination is given, either by personal delivery or United States mail, postage prepaid, to the Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the address provided above, not less than 60 days nor more than 90 days prior to the scheduled Annual Meeting. However, if less than 60 days' notice or prior public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the stockholder, to be timely, must be received not later than the close of business on the 10th day following the day on which the notice of the date of the scheduled Annual Meeting was mailed or the day on which the public disclosure was made. A stockholder's notice to the Secretary must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on Quidel's records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to Quidel's Secretary the information required to be set forth in the notice of nomination pertaining to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with Quidel's bylaws, and if the chairman should make this determination, the defective nomination will be disregarded.

        Stockholders who do not present proposals for inclusion in the proxy solicitation materials but who still intend to submit a proposal at the 2004 Annual Meeting must, in accordance with Quidel's bylaws, provide timely notice of the matter to the Secretary. To be timely, written notice must be received by the Secretary no less than 60 days nor more than 90 days prior to the Annual Meeting. If less than 60 days' notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary at the address set forth on the first page of this Proxy Statement no later than the close of business on the 10th day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on Quidel's records, (c) the class and number of shares which the stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that the business was not properly brought before the meeting in accordance with Quidel's bylaws, and if the chairman should make this determination, the business shall not be transacted at the meeting.

OTHER BUSINESS

        Quidel knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
April 14, 2003

Stockholders are urged to specify their choices on, date, sign and return the enclosed proxy in the enclosed envelope. Prompt response is helpful and your cooperation will be appreciated.

QUIDEL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting to be held on Wednesday, May 21, 2003 at 10:30 a.m., at the Del Mar Marriott Hotel, 11966 El Camino Real, San Diego, California 92130, and hereby appoints S. Wayne Kay and Paul E. Landers, and each of them, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
QUIDEL CORPORATION

MAY 21, 2003

Please Detach and Mail in the Envelope Provided

/x/    Please mark your votes as in this example.

1.
To elect six directors to serve for the ensuing year and until their successors are elected.
 If you wish to withhold authority to vote for any nominee, strike a line through that nominee's name. If no choice is indicated, the proxy will be voted FOR all nominees listed.

/ / / /	FOR all nominees listed at right (except as indicated) WITHHOLD authority to vote for all nominees listed to right.	NOMINEES: André de Bruin Thomas A. Glaze S. Wayne Kay Mary Lake Polan, M.D., Ph.D., M.P.H. Mark A. Pulido Faye Wattleton
2.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD

Signature(s):	Date:

NOTE: This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appear herein and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

QuickLinks

ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2003
VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
Board of Directors Meetings and Committees
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCKHOLDER RETURN PERFORMANCE GRAPH
ANNUAL REPORT
DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2004 ANNUAL MEETING
OTHER BUSINESS